UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2010

CHINA BAICAOTANG MEDICINE LIMITED
 (Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

333-145620	20-8067060
(Commission File Number)	(IRS Employer Identification No.)

No. 102, Chengzhan Road
Liuzhou City, Guangxi Province, P.R.C.
_______________________________________________
(Address of principal executive offices and zip code)

(86) 772-363-8318
____________________________________________
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On February 1, 2010, pursuant to the Subscription Agreement dated October 23, 2009, China Baicaotang Medicine Limited (the “Company”) completed the second closing (the “Second Closing”) of its private placement with the issuance of units, consisting of an aggregate of 1,029,970 shares of common stock (the “Common Stock”) and warrants to purchase up to 514,933 shares of Common Stock at an exercise price per share of $3.81, for aggregate gross proceeds of $2,616,108 (the “Gross Proceeds”). The issuance of these securities was exempt from registration pursuant to Section 4(2) of and Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We made this determination based on the representations of the investors which included, in pertinent part, that such investors were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that such investors were acquiring the Common Stock, for investment purposes and for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the investors  understood that the shares of the Common Stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

In connection with the Second Closing, the co-placement agents (the “Co-Placement Agents”) received cash compensation equal to 10% of the Gross Proceeds plus non-accountable allowance equal to 3% of the Gross Proceeds, and warrants to purchase 102,997 shares of our Common Stock at a price per share of $3.04. The issuance of the Placement Agent Warrants was exempt from registration pursuant to Section 4(2) of the Securities Act.  Such securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of the securities us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered.  We did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, Co-Placement Agent had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2010	CHINA BAICAOTANG MEDICINE LIMITED

	By:	/s/ Hui Tian Tang
Hui Tian Tang
President and Chief Executive Officer